Consolidated Statements of Comprehensive Income (Loss) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net income (loss)	$ (302,466)	$ 583,270	$ (81,597)
Items that may be reclassified into profit or loss
Foreign currency translation adjustments	372,020	(50,985)	148,456
Items that will not be reclassified to profit or loss
Actuarial gain (loss) on defined benefit plans	22,628	(5,050)	33,282
Income tax on items that will not be reclassified to profit or loss	(4,844)	1,665	(6,768)
Total other comprehensive income (loss)	389,804	(54,370)	174,970
Total comprehensive income (loss)	87,338	528,900	93,373
Total comprehensive income (loss) attributable to:
Telesat Corporation shareholders	19,676	142,787	19,889
Non-controlling interest	67,662	386,113	73,484
Total comprehensive income, net	$ 87,338	$ 528,900	$ 93,373